THE PURISIMA FUNDS

Supplement dated May 19, 2008
to the Statement of Additional Information dated December 1, 2007

Effective May 19, 2008, the following supplements the section “Other Information” on page 37 of the Statement of Additional Information:

At the discretion of the investment adviser (the “Adviser”) of the Purisima Funds (the “Funds”), the Funds may waive the minimum initial and additional investment amounts set forth in the Funds’ prospectus for investors in the Funds who are also clients or employees of the Adviser.

Please keep this Supplement with your Statement of Additional Information.